                                                                Exhibit 32.2

                      CERTIFICATION OF PERIODIC REPORT

I, Edward Christie III, Senior Vice President and Chief Financial Officer of Frontier Airlines Holdings, Inc.(the "Company"), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)
the quarterly report on Form 10-Q of the Company for the three months ended June 30, 2009 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:   August 19, 2009

By:	/s/ Edward Christie III
Edward Christie III
Senior Vice President and Chief Financial Officer